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                                                                   Exhibit 10.6
                         TRADEMARK ASSIGNMENT AGREEMENT


            This TRADEMARK ASSIGNMENT AGREEMENT, dated as of November 3, 2000, is by and between AETNA INC., a Connecticut corporation with a registered address at 151 Farmington Avenue, Hartford, Connecticut 06156, U.S.A. ("ASSIGNOR"), and AETNA U.S. HEALTHCARE INC., a Pennsylvania corporation with a registered address at 980 Jolly Road, Blue Bell, Pennsylvania 19422, U.S.A. ("ASSIGNEE").

                                    RECITALS

            WHEREAS, Assignor and Assignee intend to enter into a distribution agreement ("DISTRIBUTION AGREEMENT") as contemplated by the Agreement and Plan of Restructuring and Merger ("RESTRUCTURING PLAN"), dated July 19, 2000, by and among ING GROEP N.V., a corporation organized under the laws of the Netherlands, ING AMERICA INSURANCE HOLDINGS, INC., a Delaware corporation, ANB ACQUISITION CORP., a Connecticut corporation, and Assignor;

            WHEREAS, in accordance with that certain Plan of Merger dated as of October 30, 2000, Assignor has merged with Aetna Services, Inc. ("ASI") and Assignor is the surviving corporation of the merger as evidenced by that certain Certificate of Merger of ASI with and into Assignor filed with the Secretary of the State of Connecticut, U.S.A. on October 30, 2000 and effective at 12:01 a.m. on October 31, 2000.

            WHEREAS, in consideration of the transactions contemplated by the Distribution Agreement and the Restructuring Plan, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the trademarks, service marks, trade names, trademark registrations and applications (including intent-to-use applications) set forth on Schedule 1 attached hereto (collectively, the "MARKS") and all goodwill symbolized by and associated with the business conducted under such Marks, which business is ongoing and existing, and Assignee desires to accept the assignment of, all of Assignor's right, title and interest in and to such Marks and all goodwill symbolized by and associated with the business conducted under such Marks.

            NOW, THEREFORE, by this document, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign to Assignee, and its successors and assigns, its entire right, title and interest in and to: (i) the Marks; (ii) any and all goodwill symbolized by and associated with the business conducted under the Marks; (iii) all registrations and applications (including intent-to-use applications) for the Marks; (iv) all income, royalties, damages and payments in respect of the Marks; and (v) all causes of action (either in law or in equity) and the right to sue, counterclaim and recover for infringement of the Marks.




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            Assignor hereby agrees to execute all papers and to perform such other proper acts as Assignee or its successors or assigns deem reasonably necessary to secure for Assignee or its successors or assigns, or to evidence the rights, hereby transferred.

            This agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law provisions.

            WHEREFORE, Assignor has caused this Trademark Assignment Agreement to be duly executed below, on the date first written above.


                                                AETNA INC.

                                                By:  /s/ Paige L. Falasco
                                                     --------------------------
                                                     Name:  Paige L. Falasco
                                                     Title: AVP


Sworn and subscribed before me this 3 day of November, 2000.


                               /s/  Michele Kravath
                               --------------------
                               Notary

Agreed and Acknowledged:

AETNA U.S. HEALTHCARE INC.

By:  /s/ William Casazza
     -----------------------------
     Name:  William Casazza
     Title: Corporate Secretary

Sworn and subscribed before me this 3 day of November, 2000.


                              /s/  Michele Kravath
                              --------------------
                              Notary


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